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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COMBIMATRIX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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April 30, 2010

Dear Stockholder:

        You are cordially invited to attend CombiMatrix Corporation's Annual Meeting of Stockholders to be held on June 29, 2010. The meeting will be held at the Harbour Pointe Tech Center, 6500 Harbour Heights Parkway, Mukilteo, Washington, 98275 in the "Columbus" conference room, beginning at 1:00 p.m. local time. The formal meeting notice and proxy statement for the meeting are attached.

        Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. Returning your completed proxy will ensure your representation at the annual meeting.

        We look forward to seeing you at the meeting.

        Sincerely,

        Amit Kumar, Ph.D.
        President and Chief Executive Officer

COMBIMATRIX CORPORATION
6500 Harbour Heights Parkway, Suite 303
Mukilteo, WA 98275
(425) 493-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 29, 2010

TO OUR STOCKHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CombiMatrix Corporation, a Delaware corporation (the "Company"), will be held on June 29, 2010, at 1:00 p.m. local time at the Harbour Pointe Tech Center, 6500 Harbour Heights Parkway, Mukilteo, Washington, 98275 in the "Columbus" conference room, for the following purposes, as more fully described in the proxy statement accompanying this notice:

  1.
  ELECTION OF DIRECTORS.    To elect seven (7) directors to serve until the 2011 annual meeting of stockholders and until their successors have been elected and qualified.

  2.
  RATIFICATION OF AUDITORS.    To ratify the appointment of Peterson Sullivan LLP as the Company's independent registered public accounting firm for fiscal year 2010.

  3.
  ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on April 30, 2010 are entitled to receive notice of and to vote at the annual meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the annual meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he, she or it previously returned a proxy.

        Sincerely,

        Amit Kumar, Ph.D.
        President and Chief Executive Officer
        Mukilteo, Washington
        April 30, 2010

YOUR VOTE IS IMPORTANT.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

COMBIMATRIX CORPORATION
6500 Harbour Heights Parkway, Suite 303
Mukilteo, Washington 98275
(425) 493-2000

PROXY STATEMENT

        The enclosed proxy is solicited on behalf of CombiMatrix Corporation, a Delaware corporation, by its Board of Directors (the "Board") for use at its Annual Meeting of Stockholders to be held at 1:00 p.m. local time on June 29, 2010, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at the Harbour Pointe Tech Center, 6500 Harbour Heights Parkway, Mukilteo, Washington, 98275 in the "Columbus" conference room.

        These proxy solicitation materials were first sent or given on or about May 12, 2010 to all stockholders entitled to vote at the meeting. Stockholders who owned CombiMatrix common stock at the close of business on April 30, 2010 are entitled to receive notice of, attend and vote at the Annual Meeting. On the record date, there were 7,605,708 shares of CombiMatrix common stock outstanding.

        This proxy statement is being furnished to you with a copy of our annual report on Form 10-K for our fiscal year ended December 31, 2009. We will provide, without charge, additional copies of our annual report on Form 10-K to each stockholder of record as of the record date that requests a copy in writing. Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to the Company's Corporate Secretary at our executive offices set forth above.

        References to the "Company," "CombiMatrix," "our," "us" or "we" mean CombiMatrix Corporation.

VOTING AND RELATED MATTERS

Voting Procedures

        As a stockholder of CombiMatrix, you have a right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the "Proposals" section. Each share of CombiMatrix common stock you owned as of the record date entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

        You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting.

        Voting over the Internet.    You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 28, 2010. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

        Voting by Telephone.    You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on June 28, 2010. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

        Voting by Mail.    If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

        Voting in Person at the Meeting.    If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

Revoking Your Proxy

        You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

  •
  enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

  •
  provide written notice of the revocation to our Corporate Secretary at our principal executive office, 6500 Harbour Heights Parkway, Suite 303, Mukilteo, WA 98275; or

  •
  attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

        Stockholders of record at the close of business on April 30, 2010, are entitled to receive notice and vote at the meeting. On the record date, there were 7,605,708 issued and outstanding shares of our common stock. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

        The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present:

  (1)
  a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees;

  (2)
  the ratification of the appointment of Peterson Sullivan LLP as the Company's independent registered accounting firm for fiscal year 2010 will be approved if the number of votes cast in favor of ratification exceeds the number of votes cast against ratification; and

  (3)
  unless otherwise required by our certificate of incorporation or by applicable law, action on a matter other than the election of directors will be approved if the number of votes cast in favor of the matter exceeds the number of votes cast against the matter; provided that if any stockholders are entitled to vote thereon as a class, such approval will require the affirmative vote of a majority of the shares entitled to vote as a class who are present in person or by proxy.

        Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be treated as present and entitled to vote for purposes of determining the presence of a quorum but unvoted with respect to that matter.

Voting of Proxies

        When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

  (1)
  "for" the election of each Board nominee set forth in this proxy statement;

  (2)
  "for" the ratification of the Audit Committee's appointment of Peterson Sullivan LLP as the Company's independent registered accounting firm for fiscal year 2010; and

  (3)
  at the discretion of your proxies on any other matter that may be properly brought before the meeting.

Voting Confidentiality

        Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

Voting Results

        Voting results will be announced at the Annual Meeting and published in a Form 8-K to be filed after the Annual Meeting.

Householding of Proxy Materials

        We are sending only one annual report and proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Corporate Secretary at (425) 493-2000 or write to him at CombiMatrix Corporation, 6500 Harbour Heights Parkway, Suite 303, Mukilteo, Washington 98275. If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

        We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone or by facsimile, without additional compensation.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 29, 2010: The notice of annual meeting of stockholders, this proxy statement, and our annual report on Form 10-K are available at http://investors.combimatrix.com/annuals.cfm.

EXECUTIVE OFFICERS AND DIRECTORS

        Our executive officers and directors and their ages as of April 10, 2010, are as follows:

Name	Age	Position(s) with the Company
Amit Kumar, Ph.D.*	45	President, Chief Executive Officer and Director
Scott R. Burell	45	Chief Financial Officer, Secretary and Treasurer
Brooke P. Anderson, Ph.D.*	46	Chief Operating Officer and Director
Hisashi Sho Fuji	48	Vice President of Engineering and Production
Mansoor Mohammed, Ph.D.	38	Chief Executive Officer of CombiMatrix Molecular Diagnostics, Inc.
Thomas B. Akin*+	57	Chairman of the Board of Directors
F. Rigdon Currie *+	79	Director
John H. Abeles, M.D.*+	65	Director
Scott Gottlieb, M.D.*	37	Director
Mark P. McGowan*	31	Director

*
Nominee for election to Board
+
Member of the Audit Committee, Compensation Committee and Nominating and Governance Committee

        Amit Kumar, Ph.D. has served as our President and Chief Executive Officer since September 2001, and on our Board since September 2000. Previously, Dr. Kumar served as Vice President of Life Sciences of Acacia Research Corporation ("Acacia"). From January 1999 to February 2000, Dr. Kumar was the founding President and Chief Executive Officer of Signature BioSciences, Inc., a life science company developing technology for advanced research in genomics, proteomics and drug discovery. From January 1998 to December 1999, Dr. Kumar was an Entrepreneur in Residence with Oak Investment Partners, a venture capital firm. Prior to that time, Dr. Kumar worked as Senior Manager at Idexx Laboratories, Inc., a biotechnology company, and as Head of Research and Development for Idetek Corporation, which was later acquired by Idexx Laboratories, Inc. Dr. Kumar serves on the boards of directors of Aeolus Pharmaceuticals, Inc., Ascent Solar Technologies, Inc. and Tacere Therapeutics, Inc. Dr. Kumar has extensive education, knowledge and experience with technology and in developing technology-based enterprises in the biotechnology sector, and we believe that this knowledge and experience is a benefit to our Board. Dr. Kumar also has experience in venture capital and has a broad knowledge of the industry segments that are relevant to CombiMatrix's current and future business opportunities. Dr. Kumar received a bachelor's degree in Chemistry from Occidental College. After joint studies at Stanford University and the California Institute of Technology ("Caltech"), he received his Ph.D. from Caltech and completed a post-doctoral fellowship at Harvard University. We have begun a formal search to replace Dr. Kumar as our President and Chief Executive Officer. We hope that this search will be completed by June 30, 2010, at which time Dr. Kumar will step down as President and Chief Executive Officer.

        Scott R. Burell has served as our Chief Financial Officer since November 2006. Previously, he served as Vice President of Finance from November 2001 through November 2006, and as the Company's Controller from February 2000 through November 2001. From May 1999 to February 2001, Mr. Burell served as the Controller for Network Commerce, Inc., a publicly traded technology and infrastructure company located in Seattle. Prior to May 1999, Mr. Burell spent 9 years with Arthur Andersen's Audit and Business Advisory practice in Seattle. Mr. Burell is a certified public accountant in the state of Washington (currently inactive) and holds B.S. degrees in Accounting and Business Finance from Central Washington University. Mr. Burell is a member of the American Institute and Washington Society of Certified Public Accountants.

        Brooke P. Anderson, Ph.D. has served as our Chief Operating Officer since February 2004 and on our Board since December 2006. From April 2003 through March 2004, Dr. Anderson served as our Vice President of Software Development and Engineering, and from April 2000 through April 2003 as our Vice President of Software Development. Dr. Anderson also served as the Company's first President from October 1995 to January 1997. Prior to joining CombiMatrix, Dr. Anderson was a co-founder of Acacia, and from January 1993 to August 1997, he served as that company's Vice President of Research and Development. Dr. Anderson has been with CombiMatrix since its inception and has detailed knowledge and understanding of its core technologies and engineering aspects of such. We believe that the inclusion of Dr. Anderson on the Board provides Board members with valuable insight into certain operational aspects of the Company. Dr. Anderson received a B.S.E. degree in Nuclear Engineering from the University of Michigan, an M.S. degree in Applied Physics from Caltech, and a Ph.D. in Computation and Neural Systems from Caltech.

        Hisashi Sho Fuji has served as our Vice President of Engineering and Production since August 2004 and has been with CombiMatrix since October 2000. Mr. Fuji had over 15 years of experience in the integrated circuit and MEMS fields before joining CombiMatrix, most recently as Laboratory Manager for the Washington Technology Center's Microfabrication Laboratory from 1994 to 2000. He previously held management and process development positions at Materials Research Corporation, Boeing's High Technology Center, and GAIN Semiconductor Corporation. Mr. Fuji received his B.S. degree in Materials Science and Engineering from the Massachusetts Institute of Technology and a M.S. degree in Materials Science from Stanford University.

        Mansoor Mohammed, Ph.D. has served as the Chief Executive Officer of our wholly owned subsidiary CombiMatrix Molecular Diagnostics, Inc. ("CMDX") since February 2007. Previously, he served as the Chief Scientific Officer of CMDX from March 2006 to April 2006 and as the President and Chief Operating Officer of CMDX from April 2006 to February 2007. Dr. Mohammed is a recognized leader in genome and microarray technologies and is a frequent keynote speaker both nationally and internationally. Dr. Mohammed received his Ph.D. in molecular immunology and molecular genetics from the University of Guelph, Canada. He completed postdoctoral training at the University of California, Los Angeles, first in the department of molecular immunology and genetics and then as a clinical fellow in cytogenetics. Dr. Mohammed then continued his clinical cytogenetics training at Baylor College of Medicine, Houston and was appointed Director of Research and Development at Spectral Genomics Inc., where he helped pioneer the first commercially available whole genome BAC array. From September 2003 to February 2006, Dr. Mohammed served as Director of the Department of Advanced Technologies at Quest Diagnostics Incorporated. He is the holder of multiple patents in the fields of molecular immunology and genomic microarray technologies. In addition to his role at CMDX, Dr. Mohammed serves as an ambassador of sciences to the Toronto Genome Center.

        Thomas B. Akin has served on the Board of CombiMatrix Corporation since December 2006 and was elected Chairman in April 2007. He also founded and serves as the managing general partner of Talkot Capital, LLC, an investment firm located in Sausalito, California, since 1995. From 1981 to 1994, Mr. Akin worked for Merrill Lynch Institutional Services as regional director for both the San Francisco and Los Angeles areas, and then as managing director of the Western United States region. Mr. Akin currently serves as the Chairman and Chief Executive Officer of Dynex Capital, LLC and as a member of the board of Centiv Services, Inc. Mr. Akin has been involved with CombiMatrix since 1998 either as a Board member of our previous parent company, Acacia Research Corporation, or as a Board member of CombiMatrix. We believe that Mr. Akin's experience and knowledge in finance and financial markets gives him insight into the opportunities and challenges presented by our capital raising activities. Mr. Akin holds a B.A. degree from the University of California at Santa Cruz and an M.B.A. from the Anderson School of Management at the University of California at Los Angeles.

        F. Rigdon Currie has served on our Board since December 2006. Since July 1998, Mr. Currie has been an independent venture capital consultant. From February 1993 to July 1998, Mr. Currie was a partner of MK Global Ventures, a venture capital firm. Mr. Currie has been involved with CombiMatrix since its inception either as a Board member of our previous parent company, Acacia Research Corporation, or as a Board member of CombiMatrix. Mr. Currie has decades of experience with technology organizations in the sales, marketing and business development areas as well as experience as an investor in small technology focused organizations. Mr. Currie received a B.S. degree in Industrial Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard Business School.

        John H. Abeles, M.D. has served on our Board since December 2006. Dr. Abeles is the President and founder of MedVest, Inc., which has provided consulting services to health care and high technology companies since 1980. Since 1998, he has served as the Chairman of UniMedica Inc., a web-enabled medical school education consulting and publishing firm, and as Assistant Professor of Clinical Pharmacology and Therapeutics at the International University of Health Sciences. He has served as a Director of Higuchi Bio-Science Institute, University of Kansas since 1997, and as a Director of the College of Chemistry Advisory Board at the University of California at Berkeley since 2001. Since 1992, Dr. Abeles also has been the general partner of Northlea Partners, Ltd., an investment and venture capital firm. Dr. Abeles is a member of the Boards of Directors of Cytocore, Inc. and DUSA Pharmaceuticals, Inc. Dr. Abeles has decades of experience in analyzing, advising, developing, founding and investing in life science businesses. Dr. Abeles was one of the first physicians to become an analyst at a Wall Street investment firm. Dr. Abeles' medical education also provides a background that helps the Company evaluate clinical opportunities in the diagnostics markets. Dr. Abeles received his Medical degree as well as a degree in Pharmacology from the University of Birmingham, England. He is a Fellow of the Royal Society of Medicine, London.

        Scott Gottlieb, M.D. has served on our Board since January 2009. Dr. Gottlieb is currently a Resident Fellow at the American Enterprise Institute. Dr. Gottlieb also practices medicine as an attending physician at Stamford Hospital in Connecticut. From 2005 until 2007, Dr. Gottlieb served at the Food and Drug Administration ("FDA") as Deputy Commissioner for Medical and Scientific Affairs and before that, from 2003 until 2004, as Senior Advisor for Medical Technology to the FDA Commissioner and as the FDA's Director of Medical Policy Development. He left the FDA in the spring of 2004 to work on implementation of the new Medicare Drug Benefit as a Senior Adviser to the Administrator of Medicare and Medicaid Services, where he supported the agency's policy work on quality improvement and coverage and payment decision-making, particularly related to new medical technologies. Dr. Gottlieb has experience as a Wall Street analyst, practicing physician, and most importantly in senior roles in the U.S. government, including his former role as Deputy Commissioner of the U.S. Food and Drug Administration. CombiMatrix operates in business segments where regulation and regulatory strategy need to be considered and Dr. Gottlieb's insights are beneficial to the Company. Dr. Gottlieb completed his residency in internal medicine at the Mount Sinai Hospital in New York City and is a graduate of the Mount Sinai School of Medicine and of Wesleyan University in Connecticut.

        Mark P. McGowan was appointed to our board of directors in January 2010. Mr. McGowan is the managing member of SAF Capital Management LLC, a value-oriented investment firm which he founded in November, 2006. Prior to forming SAF Capital Management LLC, Mr. McGowan was Co-founder and Managing Partner of MPG Capital Management LLC, an equity market research firm which derived and licensed statistically validated algorithmic trading models and investment strategies for wealthy individuals and institutional investors. Mr. McGowan previously worked within the Consumer and Market Knowledge function of Procter & Gamble, where he was instrumental in shaping marketing strategies for multiple brands, as well as leading Market Mix Modeling and the development of macroeconomic forecasting capabilities within Procter & Gamble's Homecare division. Mr. McGowan performed two cooperative assignments with Johnson & Johnson; working within global operations for Johnson & Johnson's subsidiary Ethicon Endo Surgery and in domestic operations for Johnson & Johnson's Consumer Products headquarters. Mr. McGowan's experience in the capital markets and investor advocacy are valuable in our attempts to increase shareholder value. His analytical skills in forecasting and evaluation of return on investment are useful in determining resource allocation decisions for the Company. Mr. McGowan received his Bachelor of Science in Microbiology, with a focus in Genomics and Molecular Genetics, from Michigan State University.

BOARD OF DIRECTORS

Overview

        Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least five and no more than nine members. Our Board currently consists of seven members, five of whom—Messrs. Akin, Currie, Abeles, Gottlieb and McGowan—our Board has determined to be independent under the rules of the NASDAQ Stock Market. Mr. Akin serves as Chairman of the Board, and we believe that separation of the Chairman and Chief Executive Officer roles supports the independent nature of our Board. At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified.

        The Board has nominated John H. Abeles, M.D., Thomas B. Akin, F. Rigdon Currie, Amit Kumar, Ph.D., Brooke P. Anderson, Ph.D., Scott Gottlieb, M.D. and Mark P. McGowan for election at the annual meeting. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominees as may be designated by the present Board.

        We are subject to a number of technological, regulatory, product, legal and other types of risks. The Board and its constituent committees are responsible for overseeing these risks, and we employ a number of procedures to help them carry out that duty. For example, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting, directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Further, because both our Chief Executive Officer and Chief Operating Officer serve as members of our Board, we believe that we have direct channels and better access to insights into the Company's performance, business and challenges.

Committees of the Board of Directors

        The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.combimatrix.com.

        Audit Committee.    Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of the Company's independent registered public accounting firm, (ii) approving the services performed by the Company's independent registered public accounting firm and (iii) for reviewing and evaluating the Company's accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and the Company's independent registered public accounting firm.

        Our Audit Committee currently consists of Messrs. Akin (the committee's Chairman), Currie and Abeles. The Board has determined that all members of our Audit Committee are independent under the listing standards of the NASDAQ Stock Market and that Mr. Akin qualifies as an "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission.

        Compensation Committee.    Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer's compensation to the Board. The Compensation Committee also administers our 2006 Stock Incentive Plan, as amended.

        Our Compensation Committee currently consists of Messrs. Akin, Currie (the committee's Chairman), and Abeles. The Board has determined that all members of our Compensation Committee are independent under the listing standards of the NASDAQ Stock Market.

        Nominating and Governance Committee.    Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board, and establishing, evaluating and overseeing our corporate governance processes and guidelines.

        Our Nominating and Governance Committee currently consists of Messrs. Akin, Currie and Abeles (the committee's Chairman). The Board has determined that all members of our Nominating and Governance Committee are independent under the listing standards of the NASDAQ Stock Market.

        The Nominating and Governance Committee will consider candidates recommended by stockholders. To recommend director candidates, stockholders should submit their suggestions in writing to the Corporate Secretary, providing the proposed nominee's name, biographical data and other information about the proposed nominee and the nominating stockholder(s) as required by our Bylaws, together with a consent from the proposed nominee to serve on the Company's Board if nominated and elected.

        There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate's experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

  •
  broad experience in business, finance or administration;

  •
  familiarity with national and international business matters;

  •
  the independence requirements imposed by the Securities and Exchange Commission and the NASDAQ Stock Market; and

  •
  a background that provides a portfolio of experience and knowledge relevant to the Company's industry.

        The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders for the 2011 annual meeting of stockholders:

  •
  A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to CombiMatrix Corporation, 6500 Harbour Heights Parkway, Suite 303, Mukilteo, WA 98275, Attn: Corporate Secretary, of his or her intention to make such a nomination. The notice of nomination must be received by the Corporate Secretary at this address no earlier than January 12, 2011 and no later than February 21, 2011, in accordance with our Bylaws, in order to be considered for nomination at the next annual meeting.

  •
  The notice of nomination should include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Stock Market's Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. The notice of nomination also must include the nominee's name, age, business address, residence address, principal occupation or employment, and any other information required by Section 2.10 of our Bylaws or by applicable laws or regulations. A nomination that does not comply with these requirements will not be considered.

        The Nominating and Governance Committee also considers director candidates that are suggested by its members, the Board or management. The Nominating and Governance Committee may, in the future, retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process used by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the Board members represent diverse viewpoints.

Number of Meetings

        The Board held a total of nine meetings during the fiscal year that ended December 31, 2009. Our Audit Committee, Compensation Committee and Nominating Committee held six, four and two meetings, respectively, during the fiscal year ended December 31, 2009. With the exception of Dr. Gottlieb, each incumbent director attended at least 75% of the aggregate of the total number of meetings of the Board and the Board committees on which he served (during the periods that he served).

Board Member Attendance at Annual Stockholder Meetings

        Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these annual meetings absent extenuating circumstances.

Director Compensation

        Directors who are also employees of the Company receive no separate compensation from the Company for their service as members of the Board. Non-employee directors receive a non-discretionary initial grant of options to purchase 20,000 shares of the Company's common stock upon joining the Company's Board. On the first business day of each calendar year, each non-employee Board member then in office is granted additional options to purchase 20,000 shares of the Company's common stock, provided such individual has served as a non-employee Board member for at least six (6) months. All such grants are granted at an exercise price equal to the closing market price on the date of grant. The options vest in four equal quarterly installments over the 12-month period measured from the grant date.

        Non-employee directors receive compensation in the amount of $1,500 per month for their service as members of the Board. The Chairman of the Board receives compensation in the amount of $2,000 per month for service as Chairman of the Board. During the fiscal year ended December 31, 2009, non-employee directors received $1,000 for each meeting of the Board, $1,000 for each meeting attended by telephone that was longer than one hour in length, and $500 for each meeting attended by telephone if the meeting was one hour or less in length. Directors are also reimbursed for expenses incurred in connection with attendance at meetings of the Board and committees of the Board and in connection with the performance of Board duties.

 Director Compensation Table

        The following table summarizes the compensation of our non-employee directors who served during the fiscal year ended December 31, 2009.

Name	Fees Earned Or Paid In Cash ($)	Stock Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Thomas B. Akin	33,000	93,144	—	126,144
John H. Abeles, M.D.	26,500	93,144	—	119,644
F. Rigdon Currie	25,500	93,144	—	118,644
Scott Gottlieb, M.D.	21,250	89,440	—	110,690

(1)
Amounts shown do not reflect cash compensation actually received by the directors. Instead, the amounts shown are the non-cash aggregate grant date fair values of option awards made during 2009 as determined pursuant to accounting standards generally accepted in the United States. The assumptions used to calculate the fair value of option awards are set forth under Note 2 to the Consolidated Financial Statements included in the Company's annual report on Form 10-K for fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission ("SEC") on March 18, 2010.

(2)
As of December 31, 2009, each of our non-employee directors had outstanding and unexercised options to purchase 58,000 shares of our common stock, except for Dr. Gottlieb who held options to purchase 20,000 shares.

Codes of Business Conduct and Ethics

        The Company has adopted a corporate Code of Business Conduct and Ethics, which may be viewed on our website at www.combimatrix.com. The Code of Business Conduct and Ethics applies to all officers, directors and employees of the Company, including the Company's principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on that Internet website or via a current report on Form 8-K.

Stockholder Communications with Directors

        Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o CombiMatrix Corporation, Attention: Corporate Secretary, 6500 Harbour Heights Parkway, Suite 303, Mukilteo, Washington 98275. All communications will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. Please refer to the Company's website at www.combimatrix.com for changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication.

EXECUTIVE COMPENSATION

Compensation Philosophy and Processes

        The objective of our compensation program for our executive officers is to motivate and fairly reward those individuals who perform over time at or above the levels that we expect and to attract, as needed, individuals with the skills necessary to achieve our business objectives. Our compensation program is also designed to reinforce a sense of ownership and urgency and to link rewards to measurable corporate performance goals.

        Our executive officers' compensation currently has two primary components:

  •
  base salary; and

  •
  stock option awards granted under our stock incentive plan.

        We seek to provide for our executive officers a level of compensation that is competitive with publicly traded companies similar in size or industry. For our business, we rely on highly qualified and talented employees who have worked in technology companies to execute our business model and, thus, our compensation program is patterned on those of technology companies in order to attract and retain talented employees who may have opportunities in technology companies.

        In determining the total amount and mixture of the compensation for each of our executive officers, our Compensation Committee subjectively evaluates each executive in light of numerous factors including title and role, individual performance (including past and expected future contribution to our business objectives) and our long-term business needs and goals (including the need to attract and retain key management personnel). Our Compensation Committee reviews the performance of each executive officer annually (typically during the second quarter of each year) and determines whether the executive officer should receive an increase in base salary or receive a stock option award based on such evaluation. Our Chief Executive Officer assists our Compensation Committee in reaching compensation decisions with respect to the executive officers other than himself. As part of the analysis performed by our Compensation Committee, salary and compensation data from a peer group of comparably situated public companies is considered as part of determining overall officer compensation. We have not used a compensation consultant to assist us in determining executive officer compensation.

        In 2009, in light of the economic conditions and after a review of our operations, our Board and Compensation Committee decided not to grant salary increases to our executive officers. However, the Compensation Committee did recommend and grant stock option awards to executive officers and employees in the interest of employee retention and in keeping with our compensation philosophy of aligning management and employee interests with stockholder returns. Generally speaking, total salary for our executive officers in 2009 was higher than 2008 because of upward adjustments made in mid-2008. The Board has decided, at the recommendation of management, that there will not be salary adjustments in 2010 nor will there be options granted to permanent salaried employees, including all of management.

Summary Compensation Table

        The following Summary Compensation Table sets forth certain information regarding the compensation of our principal executive officer and two other most highly compensated executive officers (together, the "named executive officers") at the end of our last fiscal year for services rendered in all capacities to us during the years ended December 31, 2009 and 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Amit Kumar, Ph.D.	2009	471,569	—	414,724	—	886,293
Chief Executive Officer	2008	465,893	—	640,295	—	1,106,188
Brooke P. Anderson, Ph.D.	2009	207,431	—	97,856	—	305,287
Chief Operating Officer	2008	204,993	—	336,155	—	541,148
Scott R. Burell	2009	200,340	—	134,552	—	334,892
Chief Financial Officer	2008	197,852	—	420,194	—	618,046

(1)
Amounts shown do not reflect cash compensation actually received by the named executive officer. Instead, the amounts shown are the non-cash aggregate grant date fair values of option awards made during the periods presented as determined pursuant to accounting standards generally accepted in the United States. The assumptions used to calculate the fair value of option awards are set forth under Note 2 to the Consolidated Financial Statements included in the Company's annual report on Form 10-K for fiscal year 2009 filed with the SEC on March 18, 2010.

Severance and Change in Control

        We provide certain severance benefits such that if an executive of CombiMatrix who is a vice president or higher is terminated for other than cause, death or disability, the executive will receive payments equal to three months' base salary plus medical and dental benefits. Also, if our chief executive officer is terminated for other than cause, or for death or disability, he will receive payments equal to one year's base salary plus medical and dental benefits.

        In addition, our Board of Directors recently approved an Executive Change of Control Severance Plan (the "Severance Plan") that affects certain of our senior management-level employees. Pursuant to the Severance Plan, if a participating employee is involuntarily terminated (other than for death, disability or for cause) or resigns for "good reason" (as defined in the Severance Plan) during the two-year period following a "change of control" (as defined in the Severance Plan) of the Company, then, subject to execution of a release of claims against the Company, the employee will be entitled to receive: (i) a cash severance payment equal to one times annual base salary, in the case of our Chief Executive Officer; or one-half times annual base salary, in the case of other participating employees; (ii) immediate vesting of outstanding compensatory equity awards; and (iii) payment of COBRA premiums for the participating employee and eligible dependants for a pre-determined period of time. Payment of benefits under the Severance Plan will be limited by provisions contained in Section 409A of the U.S. Internal Revenue Code. The Severance Plan is administered by a plan administrator, which initially is the Compensation Committee of the Board of Directors. In order to participate in the Severance Plan, an eligible employee must waive any prior retention or severance agreements.

2006 Stock Incentive Plan

        Our Stock Incentive Plan provides for the grant of incentive or non-statutory stock options to our employees, directors and consultants. As of December 31, 2009, options to purchase 2,036,663 shares of common stock were issued and outstanding, and options to purchase 6,178,319 shares remained available for grant, under the Stock Incentive Plan. The Stock Incentive Plan is administered by our Compensation Committee. Subject to the provisions of the Stock Incentive Plan, the Compensation Committee determines who will receive the options, the number of options granted, the manner of exercise and the exercise price of the options. The term of incentive stock options granted under the Stock Incentive Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of our voting stock. The exercise price of an incentive stock option granted under the Stock Incentive Plan must be equal to or greater than the fair market value of the shares of our common stock on the date the option is granted. The exercise price of a non-qualified option granted under the Stock Incentive Plan must be equal to or greater than 100% of the fair market value of the shares of our common stock on the date the option is granted. An incentive stock option granted to an optionee owning more than 10% of our voting stock must have an exercise price equal to or greater than 110% of the fair market value of our common stock on the date the option is granted.

Outstanding Equity Awards at Fiscal Year-End 2009

        The following table sets forth information concerning the outstanding equity awards granted to the named executive officers as of December 31, 2009.

	Option Awards(1)
				Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)
	Number of Securities Underlying Unexercised Options (#)
					Option Exercise Price ($)
						Option Expiration Date
Name	Exercisable	Unexercisable
Amit Kumar, Ph.D.	90,000	30,000	(2)	—	4.61	9/17/17
	14,126	70,636	(3)	—	7.65	5/11/19
	39,692	55,556	(4)	—	10.50	7/21/18
Brooke P. Anderson, Ph.D.	56,250	18,750	(2)	—	4.61	9/17/17
	3,333	16,667	(3)		7.65	5/11/19
	20,833	29,167	(4)	—	10.50	7/21/18
Scott R. Burell	45,000	15,000	(2)	—	4.61	9/17/17
	4,583	22,917	(3)		7.65	5/11/19
	26,041	36,459	(4)	—	10.50	7/21/18

(1)
All awards were granted under the 2006 Stock Incentive Plan, as amended. The options were granted at an exercise price equal to the closing price of common stock on the date of grant and have a term of ten years.

(2)
These options were granted on September 17, 2007 and vest quarterly over a three-year period.

(3)
These options were granted on May 11, 2009 and vest quarterly over a three-year period.

(4)
These options were granted on July 21, 2008 and vest quarterly over a three-year period.

        The following table sets forth information as of December 31, 2009 relating to all of our equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by security holders	2,036,663	$7.47	6,178,319
Equity compensation plans not approved by security holders	—	—	—

TOTAL	2,036,663	$7.47	6,178,319

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to each of that company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In the fiscal year ended December 31, 2009, none of our executive officers received compensation in excess of $1 million.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows information regarding the beneficial ownership of our common stock as of March 16, 2010.

        Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock subject to options or warrants that are exercisable as of March 16, 2010 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o CombiMatrix Corporation, 6500 Harbour Heights Parkway, Suite 303, Mukilteo, Washington 98275.

        This table assumes 7,605,708 shares of common stock outstanding as of March 16, 2010, assuming no exercise of outstanding options.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage
Officers and Directors
John H. Abeles, M.D.(1)	75,500	*
Thomas B. Akin(2)	561,540	7.0%
Brooke P. Anderson, Ph.D.(3)	100,954	1.3%
Scott R. Burell(4)	75,626	1.0%
F. Rigdon Currie(5)	58,000	*
Scott Gottlieb, M.D.(6)	22,000	*
Amit Kumar, Ph.D.(7)	252,908	3.3%
Mark P. McGowan	48,530	*
All directors and executive officers as a group (10 persons)	1,322,450	15.4%
5% Stockholders
Odyssey Value Advisors, LLC(8)	571,161	7.5%
Jay Gottlieb(9)	387,317	5.1%
Michael Huffington(10)	750,000	9.9%
Royce & Associates, LLC(11)	479,700	6.3%

*
Less than 1.0%.

(1)
Includes 7,000 shares of common stock and options to purchase 58,000 shares of common stock that are vested on or before March 16, 2010. Also includes 10,500 warrants that are immediately exercisable.

(2)
Includes 70,122 shares of common stock, options to purchase 58,000 shares of common stock that are vested on or before March 16, 2010 and 105,000 warrants that are immediately exercisable. Also includes 118,418 shares of common stock held by Talkot Fund L.P and 210,000 warrants held by Talkot Fund, L.P that are immediately exercisable. Mr. Akin is the Managing General Partner of Talkot Fund, L.P.

(3)
Includes 17,658 shares of common stock and options to purchase 80,416 shares of common stock that are vested on or before March 16, 2010. Also includes 2,880 warrants that are immediately exercisable.

(4)
Includes 2 shares of common stock and options to purchase 75,624 shares of common stock that are vested on or before March 16, 2010.

(5)
Includes options to purchase 58,000 shares of common stock that are vested on or before March 16, 2010.

(6)
Includes 2,000 shares of common stock and options to purchase 20,000 shares of common stock that are vested on or before March 16, 2010.

(7)
Includes 71,600 shares of common stock and options to purchase 143,808 shares of common stock that are vested on or before March 16, 2010. Also includes 37,500 warrants that are immediately exercisable.

(8)
The reported mailing address of Odyssey Value Advisors, LLC is 601 Montgomery Street, San Francisco, California 94111. Information based upon investor filings with the SEC.

(9)
The reported mailing address of Jay Gottlieb is 27 Misty Brook Lane, New Fairfield, Connecticut 06812. Information based upon investor filings with the SEC.

(10)
The reported mailing address of Michael Huffington is P.O. Box 4337, Houston, Texas 77210. Information based upon investor filings with the SEC.

(11)
The reported mailing address of Royce & Associates, LLC is 745 Fifth Avenue, New York, NY, 10022. Information based upon investor filings with the SEC.

CERTAIN TRANSACTIONS

        In the fiscal year ended December 31, 2009, there were no transactions or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $120,000 and in which any director, executive officer, holder of more than 5% of any class of the Company's voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

        Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from independent third parties, and all such transactions will be reviewed and subject to approval by members of our Audit Committee, which will have access, at our expense, to our independent legal counsel.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely upon our review of the copies of such forms received by us during the fiscal year ended December 31, 2009, we believe that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such fiscal year.

PRINCIPAL ACCOUNTANTS

Independent Public Accountants

        Our principal independent registered public accounting firm is Peterson Sullivan LLP, located at 601 Union Street, Suite 2300, Seattle, Washington 98101 ("Peterson").

Principal Accountant Fees and Services

        Fees incurred for audits and related services by our accounting firm, including quarterly reviews of our consolidated financial statements included in our periodic filings with the SEC were $133,000 and $102,000 during the years ended December 31, 2009 and 2008, respectively.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors' independence from us.

Attendance at Annual Meeting

        Representatives from Peterson are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence and has discussed with the independent accountant the accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2009.

Respectfully submitted,
AUDIT COMMITTEE
Thomas B. Akin, Chairman John H. Abeles, M.D. F. Rigdon Currie

PROPOSALS

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Overview

        There are currently seven members of our Board. The terms of all of our directors are scheduled to expire at the 2010 Annual Meeting of Stockholders, at which time all seven incumbents will stand for re-election.

Nominees

        Upon the recommendation of the Company's Nominating and Governance Committee, the Board has nominated the following individuals to serve until the 2011 annual meeting of stockholders and until their respective successors are duly elected and qualified:

  John H. Abeles, M.D.
  Thomas B. Akin
  F. Rigdon Currie
  Amit Kumar, Ph.D.
  Brooke P. Anderson, Ph.D.
  Scott Gottlieb, M.D.
  Mark P. McGowan

Vote Required

        A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees.

Recommendation

        The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

        Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF PETERSON SULLIVAN LLP

Overview

        The Audit Committee has engaged the registered public accounting firm of Peterson Sullivan LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2010. Peterson Sullivan LLP audited our financial statements for the years ended December 31, 2009 and 2008. Please refer to "Principal Accountants" above for information about fees and services paid to Peterson Sullivan LLP in 2009 and 2008, and our Audit Committee's pre-approval policies.

        Representatives of Peterson Sullivan LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Required

        The proposal to ratify the appointment of Peterson Sullivan LLP as the Company's independent registered public accounting firm to audit our financial statements for the year ending December 31, 2010 will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

Recommendation

        The Board recommends that shareholders vote "FOR" the proposal to ratify the appointment of Peterson Sullivan LLP as the Company's independent registered public accounting firm to audit our financial statements for the year ending December 31, 2010.

        Unless marked otherwise, proxies received will be voted FOR Proposal No. 2.

 OTHER BUSINESS

        The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

        On March 18, 2010, the Company filed its annual report on Form 10-K for the fiscal year ended December 31, 2009. A copy of the annual report on Form 10-K has been sent concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. Our financial statements and management's discussion and analysis of financial condition and results of operations are incorporated by reference to our annual report on Form 10-K for the period ended December 31, 2009.

STOCKHOLDER PROPOSALS

        Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Stockholder Proposals to be Included in the Company's Proxy Statement

        To be considered for inclusion in proxy materials for our 2011 annual meeting of stockholders, a stockholder proposal must be received by the Company by January 12, 2011.

Stockholder Proposals Not in the Company's Proxy Statement

        Stockholders may present proposals for action at this Annual Meeting or at another annual meeting of stockholders in accordance with the Company's Bylaws. As stockholder must deliver timely notice of the proposed business to the Corporate Secretary. For purposes of our 2011 annual meeting of stockholders, to be timely, the notice must be received by the Company no earlier than November 13, 2010, and no later than January 12, 2011.

Discretionary Authority

        The proxies to be solicited by us through our Board of Directors for our 2011 annual meeting of stockholders will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at the annual meeting if we fail to receive notice of the stockholder's proposal for the meeting by March 28, 2011.

BY ORDER OF THE BOARD OF DIRECTORS

Amit Kumar, Ph.D. President and Chief Executive Officer
April 30, 2010 Mukilteo, Washington

69523-1 You can now access your CombiMatrix Corporation account online. Access your CombiMatrix Corporation account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for CombiMatrix Corporation, now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect ® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 29, 2010: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, THE PROXY STATEMENT, AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT HTTP://INVESTOR.COMBIMATRIX.COM/ANNUALS.CFM. COMBIMATRIX CORPORATION Annual Meeting of Stockholders June 29, 2010 This Proxy is Solicited on Behalf of the Board of Directors of CombiMatrix Corporation The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement and appoints Amit Kumar, Ph.D. and Scott Burell and each of them, the proxies of the undersigned, with full power of substitution and revocation, to vote all shares of CombiMatrix Corporation common stock held of record by the undersigned on April 30, 2010, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of CombiMatrix Corporation (the “Company”) to be held June 29, 2010, or at any postponements or adjournments thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side. THIS PROXY, WHEN PROPERLY SIGNED, DATED AND RETURNED, WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, AND “FOR” THE APPOINTMENT OF PETERSON SULLIVAN LLP AS COMBIMATRIX CORPORATION’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR FISCAL YEAR 2010, AND AT THE DISCRETION OF YOUR PROXY ON ANY OTHER MATTER THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side) PROXY

69523-1 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/cbmx Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. COMBIMATRIX CORPORATION Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your votes as indicated in this example X The Board of Directors recommends a vote FOR each of the following nominees. FOR ALL WITHHOLD FOR ALL *EXCEPTIONS FOR AGAINST ABSTAIN 1. To elect seven directors to serve for a one-year term expiring in 2011: 01 John H. Abeles, M.D. 02 Thomas B. Akin 03 Brooke P. Anderson, Ph.D. 04 F. Rigdon Currie 05 Amit Kumar, Ph.D. 06 Scott Gottlieb, M.D. 07 Mark McGowan (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions 2. To ratify the appointment of Peterson Sullivan LLP as CombiMatrix Corporation’s independent registered accounting firm for fiscal year 2010. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.